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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  May 25, 2001

                               iPrint.com, inc.
            (Exact name of registrant as specified in its charter)

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          Delaware                    0-29733                     77-0436465
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      (State or other          (Commission File Number)         (IRS Employer
jurisdiction of incorporation)                               Identification No.)

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                            255 Constitution Drive
                             Menlo Park, CA  94025
                   (Address of principal executive offices)

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      Registrant's telephone number, including area code:  (650) 298-8500


                                 Not Applicable
         (Former name or former address, if changed since last report)
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Item 5.  Other Matters.

     Effective May 25, 2001, iPrint.com, inc. (the "Company") changed its name to iPrint Technologies, inc. The Company will continue to be listed on the NASDAQ National Market under the symbol "IPRT".
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    iPrint.com, inc.


Date:  May 29, 2001                 By: /s/ William Kaplan
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                                        William Kaplan
                                        Vice President, General Counsel
                                        and Corporate Secretary